Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Fourth Quarter 2020
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Annual Report on Form 10-K for the period ended December 31, 2020 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2020 Q4 vs.		Year Ended December 31,
(Dollars in millions, except per share data and as noted)	2020	2020	2020	2020	2019	2020	2019			2020 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2020	2019	2019
Income Statement
Net interest income	$5,873	$5,555	$5,460	$6,025	$6,066	6%	(3)%	$22,913	$23,340	(2)%
Non-interest income	1,464	1,826	1,096	1,224	1,361	(20)	8	5,610	5,253	7
Total net revenue(1)	7,337	7,381	6,556	7,249	7,427	(1)	(1)	28,523	28,593	—
Provision for credit losses	264	331	4,246	5,423	1,818	(20)	(85)	10,264	6,236	65
Non-interest expense:
Marketing	563	283	273	491	710	99	(21)	1,610	2,274	(29)
Operating expense	3,446	3,265	3,497	3,238	3,451	6	—	13,446	13,209	2
Total non-interest expense	4,009	3,548	3,770	3,729	4,161	13	(4)	15,056	15,483	(3)
Income (loss) from continuing operations before income taxes	3,064	3,502	(1,460)	(1,903)	1,448	(13)	112	3,203	6,874	(53)
Income tax provision (benefit)	496	1,096	(543)	(563)	270	(55)	84	486	1,341	(64)
Income (loss) from continuing operations, net of tax	2,568	2,406	(917)	(1,340)	1,178	7	118	2,717	5,533	(51)
Income (loss) from discontinued operations, net of tax	(2)	—	(1)	—	(2)	**	—	(3)	13	**
Net income (loss)	2,566	2,406	(918)	(1,340)	1,176	7	118	2,714	5,546	(51)
Dividends and undistributed earnings allocated to participating securities(2)	(19)	(20)	(1)	(3)	(7)	(5)	171	(20)	(41)	(51)
Preferred stock dividends	(68)	(67)	(90)	(55)	(97)	1	(30)	(280)	(282)	(1)
Issuance cost for redeemed preferred stock(3)	(17)	—	—	(22)	(31)	**	(45)	(39)	(31)	26
Net income (loss) available to common stockholders	$2,462	$2,319	$(1,009)	$(1,420)	$1,041	6	137	$2,375	$5,192	(54)
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$5.36	$5.07	$(2.21)	$(3.10)	$2.26	6%	137%	$5.20	$11.07	(53)%
Income (loss) from discontinued operations	—	—	—	—	—	—	—	(0.01)	0.03	**
Net income (loss) per basic common share	$5.36	$5.07	$(2.21)	$(3.10)	$2.26	6	137	$5.19	$11.10	(53)
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$5.35	$5.06	$(2.21)	$(3.10)	$2.25	6	138	$5.19	$11.02	(53)
Income (loss) from discontinued operations	—	—	—	—	—	—	—	(0.01)	0.03	**
Net income (loss) per diluted common share	$5.35	$5.06	$(2.21)	$(3.10)	$2.25	6	138	$5.18	$11.05	(53)
Weighted-average common shares outstanding (in millions):
Basic	459.1	457.8	456.7	457.6	460.9	—	—	457.8	467.6	(2)
Diluted	460.2	458.5	456.7	457.6	463.4	—	(1)	458.9	469.9	(2)
Common shares outstanding (period-end, in millions)	459.0	457.4	456.3	455.3	456.6	—	1	459.0	456.6	1
Dividends declared and paid per common share	$0.10	$0.10	$0.40	$0.40	$0.40	—	(75)	$1.00	$1.60	(38)
Tangible book value per common share (period-end)(4)	88.34	83.67	78.82	80.68	83.72	6	6	88.34	83.72	6

						2020 Q4 vs.		Year Ended December 31,
(Dollars in millions)	2020	2020	2020	2020	2019	2020	2019			2020 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2020	2019	2019
Balance Sheet (Period-End)
Loans held for investment	$251,624	$248,223	$251,512	$262,990	$265,809	1%	(5)%	$251,624	$265,809	(5)%
Interest-earning assets	388,917	390,040	389,829	364,472	355,202	—	9	388,917	355,202	9
Total assets	421,602	421,883	421,296	396,878	390,365	—	8	421,602	390,365	8
Interest-bearing deposits	274,300	276,092	275,183	245,142	239,209	(1)	15	274,300	239,209	15
Total deposits	305,442	305,725	304,238	269,689	262,697	—	16	305,442	262,697	16
Borrowings	40,539	42,795	44,900	55,681	55,697	(5)	(27)	40,539	55,697	(27)
Common equity	55,356	53,093	50,835	51,620	53,157	4	4	55,356	53,157	4
Total stockholders’ equity	60,204	58,424	56,045	56,830	58,011	3	4	60,204	58,011	4
Balance Sheet (Average Balances)
Loans held for investment	$247,689	$249,511	$253,358	$262,889	$258,870	(1)%	(4)%	$253,335	$247,450	2%
Interest-earning assets	388,252	391,451	378,145	355,347	349,150	(1)	11	378,362	341,510	11
Total assets	420,011	422,854	411,075	390,380	383,162	(1)	10	411,187	374,924	10
Interest-bearing deposits	274,142	276,339	261,256	241,115	236,250	(1)	16	263,279	231,609	14
Total deposits	304,513	305,516	288,344	264,653	260,040	—	17	290,835	255,065	14
Borrowings	40,662	44,161	49,827	51,795	51,442	(8)	(21)	46,588	50,965	(9)
Common equity	54,220	51,995	52,413	53,186	52,641	4	3	52,954	50,960	4
Total stockholders’ equity	59,389	57,223	57,623	58,568	58,148	4	2	58,201	55,690	5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2020 Q4 vs.				Year Ended December 31,
(Dollars in millions, except as noted)	2020	2020	2020	2020	2019	2020		2019				2020 vs.
	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2020	2019	2019
Performance Metrics
Net interest income growth (period over period)	6%	2%	(9)%	(1)%	6%	**		**		(2)%	2%	**
Non-interest income growth (period over period)	(20)	67	(10)	(10)	11	**		**		7	1	**
Total net revenue growth (period over period)	(1)	13	(10)	(2)	7	**		**		—	2	**
Total net revenue margin(5)	7.56	7.54	6.93	8.16	8.51	2	bps	(95)	bps	7.54	8.37	(83)	bps
Net interest margin(6)	6.05	5.68	5.78	6.78	6.95	37		(90)		6.06	6.83	(77)
Return on average assets	2.45	2.28	(0.89)	(1.37)	1.23	17		122		0.66	1.48	(82)
Return on average tangible assets(7)	2.54	2.36	(0.93)	(1.43)	1.28	18		126		0.69	1.54	(85)
Return on average common equity(8)	18.18	17.84	(7.69)	(10.68)	7.93	34		10%		4.49	10.16	(6)%
Return on average tangible common equity(9)	25.02	24.98	(10.74)	(14.85)	11.07	4		14		6.24	14.37	(8)
Non-interest expense as a percentage of average loans held for investment	6.47	5.69	5.95	5.67	6.43	78		4	bps	5.94	6.26	(32)	bps
Efficiency ratio(10)	54.64	48.07	57.50	51.44	56.03	7%		(139)		52.79	54.15	(136)
Operating efficiency ratio(11)	46.97	44.24	53.34	44.67	46.47	273	bps	50		47.14	46.20	94
Effective income tax rate for continuing operations	16.2	31.3	37.2	29.6	18.6	(15)%		(240)		15.2	19.5	(4)%
Employees (period-end, in thousands)	52.0	52.5	53.1	52.1	51.9	(1)		—		52.0	51.9	—
Credit Quality Metrics
Allowance for credit losses	$15,564	$16,129	$16,832	$14,073	$7,208	(4)%		116%		$15,564	$7,208	116%
Allowance coverage ratio	6.19%	6.50%	6.69%	5.35%	2.71%	(31)	bps	348	bps	6.19%	2.71%	348	bps
Net charge-offs	$856	$1,073	$1,505	$1,791	$1,683	(20)%		(49)%		$5,225	$6,252	(16)%
Net charge-off rate(12)	1.38%	1.72%	2.38%	2.72%	2.60%	(34)	bps	(122)	bps	2.06%	2.53%	(47)	bps
30+ day performing delinquency rate(13)	2.41	1.97	2.09	2.95	3.51	44		(110)		2.41	3.51	(110)
30+ day delinquency rate(13)	2.61	2.22	2.30	3.16	3.74	39		(113)		2.61	3.74	(113)
Capital Ratios(14)
Common equity Tier 1 capital	13.7%	13.0%	12.4%	12.0%	12.2%	70	bps	150	bps	13.7%	12.2%	150	bps
Tier 1 capital	15.3	14.8	14.2	13.7	13.7	50		160		15.3	13.7	160
Total capital	17.7	17.3	16.7	16.1	16.1	40		160		17.7	16.1	160
Tier 1 leverage	11.2	10.6	10.3	11.0	11.7	60		(50)		11.2	11.7	(50)
Tangible common equity (“TCE”)(15)	10.0	9.4	8.8	9.6	10.2	60		(20)		10.0	10.2	(20)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2020 Q4 vs.		Year Ended December 31,
	2020	2020	2020	2020	2019	2020	2019			2020 vs.
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2020	2019	2019
Interest income:
Loans, including loans held for sale	$5,954	$5,758	$5,820	$6,542	$6,682	3%	(11)%	$24,074	$25,862	(7)%
Investment securities	422	443	482	530	544	(5)	(22)	1,877	2,411	(22)
Other	15	14	16	37	44	7	(66)	82	240	(66)
Total interest income	6,391	6,215	6,318	7,109	7,270	3	(12)	26,033	28,513	(9)
Interest expense:
Deposits	347	476	611	731	832	(27)	(58)	2,165	3,420	(37)
Securitized debt obligations	34	43	56	99	118	(21)	(71)	232	523	(56)
Senior and subordinated notes	128	132	180	239	236	(3)	(46)	679	1,159	(41)
Other borrowings	9	9	11	15	18	—	(50)	44	71	(38)
Total interest expense	518	660	858	1,084	1,204	(22)	(57)	3,120	5,173	(40)
Net interest income	5,873	5,555	5,460	6,025	6,066	6	(3)	22,913	23,340	(2)
Provision for credit losses	264	331	4,246	5,423	1,818	(20)	(85)	10,264	6,236	65
Net interest income after provision for credit losses	5,609	5,224	1,214	602	4,248	7	32	12,649	17,104	(26)
Non-interest income:
Interchange fees, net	818	775	672	752	811	6	1	3,017	3,179	(5)
Service charges and other customer-related fees	338	320	258	327	342	6	(1)	1,243	1,330	(7)
Net securities gains (losses)	—	25	—	—	(18)	**	**	25	26	(4)
Other	308	706	166	145	226	(56)	36	1,325	718	85
Total non-interest income	1,464	1,826	1,096	1,224	1,361	(20)	8	5,610	5,253	7
Non-interest expense:
Salaries and associate benefits	1,755	1,719	1,704	1,627	1,652	2	6	6,805	6,388	7
Occupancy and equipment	572	506	523	517	565	13	1	2,118	2,098	1
Marketing	563	283	273	491	710	99	(21)	1,610	2,274	(29)
Professional services	394	327	304	287	318	20	24	1,312	1,237	6
Communications and data processing	295	310	308	302	346	(5)	(15)	1,215	1,290	(6)
Amortization of intangibles	8	14	16	22	28	(43)	(71)	60	112	(46)
Other(16)	422	389	642	483	542	8	(22)	1,936	2,084	(7)
Total non-interest expense	4,009	3,548	3,770	3,729	4,161	13	(4)	15,056	15,483	(3)
Income (loss) from continuing operations before income taxes	3,064	3,502	(1,460)	(1,903)	1,448	(13)	112	3,203	6,874	(53)
Income tax provision (benefit)	496	1,096	(543)	(563)	270	(55)	84	486	1,341	(64)
Income (loss) from continuing operations, net of tax	2,568	2,406	(917)	(1,340)	1,178	7	118	2,717	5,533	(51)
Income (loss) from discontinued operations, net of tax	(2)	—	(1)	—	(2)	**	—	(3)	13	**
Net income (loss)	2,566	2,406	(918)	(1,340)	1,176	7	118	2,714	5,546	(51)
Dividends and undistributed earnings allocated to participating securities(2)	(19)	(20)	(1)	(3)	(7)	(5)	171	(20)	(41)	(51)
Preferred stock dividends	(68)	(67)	(90)	(55)	(97)	1	(30)	(280)	(282)	(1)
Issuance cost for redeemed preferred stock(3)	(17)	—	—	(22)	(31)	**	(45)	(39)	(31)	26
Net income (loss) available to common stockholders	$2,462	$2,319	$(1,009)	$(1,420)	$1,041	6	137	$2,375	$5,192	(54)

						2020 Q4 vs.		Year Ended December 31,
	2020	2020	2020	2020	2019	2020	2019			2020 vs.
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2020	2019	2019
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$5.36	$5.07	$(2.21)	$(3.10)	$2.26	6%	137%	$5.20	$11.07	(53)%
Income (loss) from discontinued operations	—	—	—	—	—	—	—	(0.01)	0.03	**
Net income (loss) per basic common share	$5.36	$5.07	$(2.21)	$(3.10)	$2.26	6	137	$5.19	$11.10	(53)
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$5.35	$5.06	$(2.21)	$(3.10)	$2.25	6	138	$5.19	$11.02	(53)
Income (loss) from discontinued operations	—	—	—	—	—	—	—	(0.01)	0.03	**
Net income (loss) per diluted common share	$5.35	$5.06	$(2.21)	$(3.10)	$2.25	6	138	$5.18	$11.05	(53)
Weighted-average common shares outstanding (in millions):
Basic common shares	459.1	457.8	456.7	457.6	460.9	—	—	457.8	467.6	(2)
Diluted common shares	460.2	458.5	456.7	457.6	463.4	—	(1)	458.9	469.9	(2)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2020 Q4 vs.
	2020	2020	2020	2020	2019	2020	2019
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,708	$4,267	$4,583	$4,545	$4,129	10%	14%
Interest-bearing deposits and other short-term investments	35,801	39,839	51,235	20,391	9,278	(10)	**
Total cash and cash equivalents	40,509	44,106	55,818	24,936	13,407	(8)	**
Restricted cash for securitization investors	262	895	740	364	342	(71)	(23)
Securities available for sale	100,445	99,853	87,859	81,423	79,213	1	27
Loans held for investment:
Unsecuritized loans held for investment	225,698	217,878	222,310	231,318	231,992	4	(3)
Loans held in consolidated trusts	25,926	30,345	29,202	31,672	33,817	(15)	(23)
Total loans held for investment	251,624	248,223	251,512	262,990	265,809	1	(5)
Allowance for credit losses	(15,564)	(16,129)	(16,832)	(14,073)	(7,208)	(4)	116
Net loans held for investment	236,060	232,094	234,680	248,917	258,601	2	(9)
Loans held for sale	2,710	3,433	711	1,056	400	(21)	**
Premises and equipment, net	4,287	4,333	4,324	4,336	4,378	(1)	(2)
Interest receivable	1,471	1,551	1,574	1,687	1,758	(5)	(16)
Goodwill	14,653	14,648	14,645	14,645	14,653	—	—
Other assets	21,205	20,970	20,945	19,514	17,613	1	20
Total assets	$421,602	$421,883	$421,296	$396,878	$390,365	—	8

						2020 Q4 vs.
	2020	2020	2020	2020	2019	2020	2019
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Liabilities:
Interest payable	$352	$332	$380	$359	$439	6%	(20)%
Deposits:
Non-interest-bearing deposits	31,142	29,633	29,055	24,547	23,488	5	33
Interest-bearing deposits	274,300	276,092	275,183	245,142	239,209	(1)	15
Total deposits	305,442	305,725	304,238	269,689	262,697	—	16
Securitized debt obligations	12,414	13,566	15,761	17,141	17,808	(8)	(30)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	668	702	573	399	314	(5)	113
Senior and subordinated notes	27,382	28,448	28,481	32,049	30,472	(4)	(10)
Other borrowings	75	79	85	6,092	7,103	(5)	(99)
Total other debt	28,125	29,229	29,139	38,540	37,889	(4)	(26)
Other liabilities	15,065	14,607	15,733	14,319	13,521	3	11
Total liabilities	361,398	363,459	365,251	340,048	332,354	(1)	9

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	33,480	33,793	33,556	33,450	32,980	(1)	2
Retained earnings	40,088	37,653	35,361	36,552	40,340	6	(1)
Accumulated other comprehensive income	3,494	3,833	3,981	3,679	1,156	(9)	**
Treasury stock, at cost	(16,865)	(16,862)	(16,860)	(16,858)	(16,472)	—	2
Total stockholders’ equity	60,204	58,424	56,045	56,830	58,011	3	4
Total liabilities and stockholders’ equity	$421,602	$421,883	$421,296	$396,878	$390,365	—	8

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $177 million in Q4 2020, $235 million in Q3 2020, $318 million in Q2 2020 and $389 million in Q1 2020 for credit card finance charges and fees charged-off as uncollectible, and by $365 million in Q4 2019 for the estimated uncollectible amount of credit card finance charges and fees and related losses.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)On December 1, 2020, we redeemed all outstanding shares of our fixed rate 6.20% non-cumulative perpetual preferred stock Series F, which reduced our net income available to common shareholders by $17 million in Q4 2020. On March 2, 2020, we redeemed all outstanding shares of our fixed rate 6.00% non-cumulative perpetual preferred stock Series B, which increased our net loss available to common shareholders by $22 million in Q1 2020. On December 2, 2019, we redeemed all outstanding shares of our fixed rate 6.25% non-cumulative perpetual preferred stock Series C and fixed rate 6.70% non-cumulative perpetual preferred stock Series D, which reduced our net income available to common shareholders by $31 million in Q4 2019.
(4)Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(5)Total net revenue margin is calculated based on total net revenue for the period divided by average interest-earning assets for the period.
(6)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average tangible common equity (“TCE”). Our calculation of return on average TCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(13)Metrics for Q4 2020, Q3 2020, Q2 2020 and Q1 2020 include the impact of COVID-19 customer assistance programs where applicable.
(14)Capital ratios as of the end of Q4 2020 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(15)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(16)Includes net Cybersecurity Incident expenses of $6 million in Q4 2020, $6 million in Q3 2020, $11 million in Q2 2020, $4 million in Q1 2020 and $16 million in Q4 2019, respectively.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2020 Q4			2020 Q3			2019 Q4
	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$251,135	$5,954	9.48%	$250,525	$5,758	9.19%	$259,855	$6,682	10.29%
Investment securities	97,640	422	1.73	91,777	443	1.93	79,104	544	2.75
Cash equivalents and other	39,477	15	0.15	49,149	14	0.11	10,191	44	1.70
Total interest-earning assets	$388,252	$6,391	6.58	$391,451	$6,215	6.35	$349,150	$7,270	8.33
Interest-bearing liabilities:
Interest-bearing deposits	$274,143	$347	0.51	$276,339	$476	0.69	$236,250	$832	1.41
Securitized debt obligations	12,651	34	1.08	15,032	43	1.14	18,339	118	2.58
Senior and subordinated notes	27,386	128	1.87	28,497	132	1.86	30,597	236	3.08
Other borrowings and liabilities	2,095	9	1.75	2,119	9	1.77	3,789	18	1.95
Total interest-bearing liabilities	$316,275	$518	0.65	$321,987	$660	0.82	$288,975	$1,204	1.67
Net interest income/spread		$5,873	5.93		$5,555	5.53		$6,066	6.66
Impact of non-interest-bearing funding			0.12			0.15			0.29
Net interest margin			6.05%			5.68%			6.95%

	Year Ended December 31,
	2020			2019
	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$254,901	$24,074	9.44%	$248,552	$25,862	10.41%
Investment securities	87,222	1,877	2.15	81,467	2,411	2.96
Cash equivalents and other	36,239	82	0.23	11,491	240	2.08
Total interest-earning assets	$378,362	$26,033	6.88	$341,510	$28,513	8.35
Interest-bearing liabilities:
Interest-bearing deposits	$263,279	$2,165	0.82	$231,609	$3,420	1.48
Securitized debt obligations	15,533	232	1.49	18,020	523	2.90
Senior and subordinated notes	29,621	679	2.29	30,821	1,159	3.76
Other borrowings and liabilities	2,882	44	1.55	3,369	71	2.12
Total interest-bearing liabilities	$311,315	$3,120	1.00	$283,819	$5,173	1.82
Net interest income/spread		$22,913	5.88		$23,340	6.53
Impact of non-interest-bearing funding			0.18			0.30
Net interest margin			6.06%			6.83%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2020 Q4 vs.		Year Ended December 31,
	2020	2020	2020	2020	2019	2020	2019	2020	2019	2020 vs. 2019
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card(7)	$98,504	$95,541	$99,390	$109,549	$118,606	3%	(17)%	$98,504	$118,606	(17)%
International card businesses	8,452	8,100	7,920	8,248	9,630	4	(12)	8,452	9,630	(12)
Total credit card(1)	106,956	103,641	107,310	117,797	128,236	3	(17)	106,956	128,236	(17)
Consumer banking:
Auto	65,762	65,394	63,319	61,364	60,362	1	9	65,762	60,362	9
Retail banking	3,126	3,294	3,393	2,669	2,703	(5)	16	3,126	2,703	16
Total consumer banking	68,888	68,688	66,712	64,033	63,065	—	9	68,888	63,065	9
Commercial banking:
Commercial and multifamily real estate	30,681	31,197	30,953	32,373	30,245	(2)	1	30,681	30,245	1
Commercial and industrial	45,099	44,697	46,537	48,787	44,263	1	2	45,099	44,263	2
Total commercial banking	75,780	75,894	77,490	81,160	74,508	—	2	75,780	74,508	2
Total loans held for investment	$251,624	$248,223	$251,512	$262,990	$265,809	1	(5)	$251,624	$265,809	(5)
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$95,453	$97,306	$100,996	$113,711	$112,965	(2)%	(16)%	$101,837	$105,270	(3)%
International card businesses	8,108	8,061	7,752	9,065	9,120	1	(11)	8,245	8,932	(8)
Total credit card(1)	103,561	105,367	108,748	122,776	122,085	(2)	(15)	110,082	114,202	(4)
Consumer banking:
Auto	65,590	64,476	61,798	61,005	59,884	2	10	63,227	57,938	9
Retail banking	3,218	3,346	3,053	2,666	2,712	(4)	19	3,072	2,770	11
Total consumer banking	68,808	67,822	64,851	63,671	62,596	1	10	66,299	60,708	9
Commercial banking:
Commercial and multifamily real estate	30,825	30,918	31,723	31,081	30,173	—	2	31,135	29,608	5
Commercial and industrial	44,495	45,404	48,036	45,361	44,016	(2)	1	45,819	42,863	7
Total commercial lending	75,320	76,322	79,759	76,442	74,189	(1)	2	76,954	72,471	6
Small-ticket commercial real estate	—	—	—	—	—	**	**	—	69	**
Total commercial banking	75,320	76,322	79,759	76,442	74,189	(1)	2	76,954	72,540	6
Total average loans held for investment	$247,689	$249,511	$253,358	$262,889	$258,870	(1)	(4)	$253,335	$247,450	2

						2020 Q4 vs.				Year Ended December 31,
	2020	2020	2020	2020	2019	2020		2019		2020	2019	2020 vs. 2019
	Q4	Q3	Q2	Q1	Q4	Q3		Q4
Net Charge-Off Rates
Credit card:
Domestic credit card	2.69%	3.64%	4.53%	4.68%	4.32%	(95)	bps	(163)	bps	3.93%	4.58%	(65)	bps
International card businesses	1.86	2.89	3.47	4.65	4.22	(103)		(236)		3.26	3.71	(45)
Total credit card	2.63	3.58	4.46	4.68	4.31	(95)		(168)		3.88	4.51	(63)
Consumer banking:
Auto	0.47	0.23	1.16	1.51	1.90	24		(143)		0.83	1.51	(68)
Retail banking	1.88	1.38	1.78	2.37	2.77	50		(89)		1.82	2.57	(75)
Total consumer banking	0.53	0.28	1.19	1.54	1.93	25		(140)		0.87	1.56	(69)
Commercial banking:
Commercial and multifamily real estate	0.02	0.41	0.09	—	—	(39)		2		0.13	—	13
Commercial and industrial	0.74	0.45	0.78	0.96	0.60	29		14		0.73	0.36	37
Total commercial banking	0.45	0.43	0.51	0.57	0.35	2		10		0.49	0.22	27
Total net charge-offs	1.38	1.72	2.38	2.72	2.60	(34)		(122)		2.06	2.53	(47)
30+ Day Performing Delinquency Rates(2)
Credit card:
Domestic credit card	2.42%	2.21%	2.74%	3.69%	3.93%	21	bps	(151)	bps	2.42%	3.93%	(151)	bps
International card businesses	2.61	2.15	2.71	3.66	3.47	46		(86)		2.61	3.47	(86)
Total credit card	2.44	2.20	2.74	3.69	3.89	24		(145)		2.44	3.89	(145)
Consumer banking:
Auto	4.78	3.76	3.28	5.29	6.88	102		(210)		4.78	6.88	(210)
Retail banking	1.32	0.83	0.89	1.27	1.02	49		30		1.32	1.02	30
Total consumer banking	4.62	3.62	3.16	5.12	6.63	100		(201)		4.62	6.63	(201)
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.24%	0.25%	0.29%	0.29%	0.26%	(1)	bps	(2)	bps	0.24%	0.26%	(2)	bps
Total credit card	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Consumer banking:
Auto	0.45	0.36	0.41	0.62	0.81	9		(36)		0.45	0.81	(36)
Retail banking	0.96	0.77	0.70	0.88	0.87	19		9		0.96	0.87	9
Total consumer banking	0.47	0.38	0.43	0.63	0.81	9		(34)		0.47	0.81	(34)
Commercial banking:
Commercial and multifamily real estate	0.65	0.58	0.54	0.22	0.12	7		53		0.65	0.12	53
Commercial and industrial	1.00	1.31	1.06	0.87	0.93	(31)		7		1.00	0.93	7
Total commercial banking	0.86	1.01	0.85	0.61	0.60	(15)		26		0.86	0.60	26
Total nonperforming loans	0.40	0.42	0.38	0.35	0.37	(2)		3		0.40	0.37	3
Total nonperforming assets	0.41	0.44	0.39	0.37	0.39	(3)		2		0.41	0.39	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended December 31, 2020
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of September 30, 2020	$11,062	$550	$11,612	$2,647	$100	$2,747	$1,770	$16,129
Charge-offs	(912)	(80)	(992)	(309)	(18)	(327)	(91)	(1,410)
Recoveries	269	43	312	232	3	235	7	554
Net charge-offs	(643)	(37)	(680)	(77)	(15)	(92)	(84)	(856)
Provision (benefit) for credit losses	231	—	231	45	15	60	(28)	263
Allowance release for credit losses	(412)	(37)	(449)	(32)	—	(32)	(112)	(593)
Other changes(5)	—	28	28	—	—	—	—	28
Balance as of December 31, 2020	10,650	541	11,191	2,615	100	2,715	1,658	15,564
Reserve for unfunded lending commitments:
Balance as of September 30, 2020	—	—	—	—	—	—	195	195
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	—	—
Balance as of December 31, 2020	—	—	—	—	—	—	195	195
Combined allowance and reserve as of December 31, 2020	$10,650	$541	$11,191	$2,615	$100	$2,715	$1,853	$15,759

	Year Ended December 31, 2020
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2019	$4,997	$398	$5,395	$984	$54	$1,038	$775	$7,208
Cumulative effects from adoption of the current expected credit loss (“CECL”) standard	2,237	4	2,241	477	25	502	102	2,845
Finance charge and fee reserve reclassification(1)	439	23	462	—	—	—	—	462
Balance as of January 1, 2020	7,673	425	8,098	1,461	79	1,540	877	10,515
Charge-offs	(5,318)	(431)	(5,749)	(1,464)	(70)	(1,534)	(394)	(7,677)
Recoveries	1,316	163	1,479	942	14	956	17	2,452
Net charge-offs	(4,002)	(268)	(4,270)	(522)	(56)	(578)	(377)	(5,225)
Provision for credit losses	6,979	348	7,327	1,676	77	1,753	1,158	10,238
Allowance build for credit losses	2,977	80	3,057	1,154	21	1,175	781	5,013
Other changes(5)	—	36	36	—	—	—	—	36
Balance as of December 31, 2020	10,650	541	11,191	2,615	100	2,715	1,658	15,564
Reserve for unfunded lending commitments:
Balance as of December 31, 2019	—	—	—	—	5	5	130	135
Cumulative effects from adoption of the CECL standard	—	—	—	—	(5)	(5)	42	37
Balance as of January 1, 2020	—	—	—	—	—	—	172	172
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	23	23
Balance as of December 31, 2020	—	—	—	—	—	—	195	195
Combined allowance and reserve as of December 31, 2020	$10,650	$541	$11,191	$2,615	$100	$2,715	$1,853	$15,759

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended December 31, 2020					Year Ended December 31, 2020
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,413	$2,012	$522	$(74)	$5,873	$13,776	$7,238	$2,048	$(149)	$22,913
Non-interest income	1,054	136	268	6	1,464	3,823	466	923	398	5,610
Total net revenue (loss)	4,467	2,148	790	(68)	7,337	17,599	7,704	2,971	249	28,523
Provision (benefit) for credit losses	231	60	(28)	1	264	7,327	1,753	1,181	3	10,264
Non-interest expense	2,311	1,121	445	132	4,009	8,491	4,159	1,706	700	15,056
Income (loss) from continuing operations before income taxes	1,925	967	373	(201)	3,064	1,781	1,792	84	(454)	3,203
Income tax provision (benefit)	454	230	88	(276)	496	420	425	19	(378)	486
Income (loss) from continuing operations, net of tax	$1,471	$737	$285	$75	$2,568	$1,361	$1,367	$65	$(76)	$2,717

	Three Months Ended September 30, 2020
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,292	$1,904	$517	$(158)	$5,555
Non-interest income	1,013	107	237	469	1,826
Total net revenue	4,305	2,011	754	311	7,381
Provision (benefit) for credit losses	450	(43)	(74)	(2)	331
Non-interest expense	2,003	1,011	424	110	3,548
Income (loss) from continuing operations before income taxes	1,852	1,043	404	203	3,502
Income tax provision (benefit)	438	247	95	316	1,096
Income (loss) from continuing operations, net of tax	$1,414	$796	$309	$(113)	$2,406

	Three Months Ended December 31, 2019					Year Ended December 31, 2019
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income	$3,794	$1,662	$494	$116	$6,066	$14,461	$6,732	$1,983	$164	$23,340
Non-interest income (loss)	1,030	152	223	(44)	1,361	3,888	643	831	(109)	5,253
Total net revenue	4,824	1,814	717	72	7,427	18,349	7,375	2,814	55	28,593
Provision for credit losses	1,421	335	62	—	1,818	4,992	938	306	—	6,236
Non-interest expense	2,487	1,110	441	123	4,161	9,271	4,091	1,699	422	15,483
Income (loss) from continuing operations before income taxes	916	369	214	(51)	1,448	4,086	2,346	809	(367)	6,874
Income tax provision (benefit)	212	86	50	(78)	270	959	547	188	(353)	1,341
Income (loss) from continuing operations, net of tax	$704	$283	$164	$27	$1,178	$3,127	$1,799	$621	$(14)	$5,533

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2020 Q4 vs.				Year Ended December 31,
	2020	2020	2020	2020	2019	2020		2019				2020 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2020	2019	2019
Credit Card
Earnings:
Net interest income	$3,413	$3,292	$3,369	$3,702	$3,794	4%		(10)%		$13,776	$14,461	(5)%
Non-interest income	1,054	1,013	845	911	1,030	4		2		3,823	3,888	(2)
Total net revenue	4,467	4,305	4,214	4,613	4,824	4		(7)		17,599	18,349	(4)
Provision for credit losses	231	450	2,944	3,702	1,421	(49)		(84)		7,327	4,992	47
Non-interest expense	2,311	2,003	1,969	2,208	2,487	15		(7)		8,491	9,271	(8)
Income (loss) from continuing operations before income taxes	1,925	1,852	(699)	(1,297)	916	4		110		1,781	4,086	(56)
Income tax provision (benefit)	454	438	(166)	(306)	212	4		114		420	959	(56)
Income (loss) from continuing operations, net of tax	$1,471	$1,414	$(533)	$(991)	$704	4		109		$1,361	$3,127	(56)
Selected performance metrics:
Period-end loans held for investment(1)(7)	$106,956	$103,641	$107,310	$117,797	$128,236	3		(17)		$106,956	$128,236	(17)
Average loans held for investment(1)	103,561	105,367	108,748	122,776	122,085	(2)		(15)		110,082	114,202	(4)
Average yield on loans outstanding(8)	14.24%	13.83%	13.72%	14.46%	15.02%	41	bps	(78)	bps	14.08%	15.49%	(141)	bps
Total net revenue margin(9)	16.92	16.34	15.50	15.03	15.80	58		112		15.91	16.07	(16)
Net charge-off rate	2.63	3.58	4.46	4.68	4.31	(95)		(168)		3.88	4.51	(63)
30+ day performing delinquency rate	2.44	2.20	2.74	3.69	3.89	24		(145)		2.44	3.89	(145)
30+ day delinquency rate	2.45	2.21	2.75	3.70	3.91	24		(146)		2.45	3.91	(146)
Nonperforming loan rate(3)	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Purchase volume(10)	$117,141	$107,102	$90,149	$99,920	$116,631	9%		—		$414,312	$424,765	(2)%

						2020 Q4 vs.				Year Ended December 31,
	2020	2020	2020	2020	2019	2020		2019				2020 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2020	2019	2019
Domestic Card
Earnings:
Net interest income	$3,129	$2,995	$3,094	$3,381	$3,473	4%		(10)%		$12,599	$13,265	(5)%
Non-interest income	994	952	795	842	962	4		3		3,583	3,684	(3)
Total net revenue	4,123	3,947	3,889	4,223	4,435	4		(7)		16,182	16,949	(5)
Provision for credit losses	231	378	2,906	3,464	1,346	(39)		(83)		6,979	4,671	49
Non-interest expense	2,063	1,802	1,776	1,984	2,249	14		(8)		7,625	8,308	(8)
Income (loss) from continuing operations before income taxes	1,829	1,767	(793)	(1,225)	840	4		118		1,578	3,970	(60)
Income tax provision (benefit)	433	419	(188)	(290)	196	3		121		374	925	(60)
Income (loss) from continuing operations, net of tax	$1,396	$1,348	$(605)	$(935)	$644	4		117		$1,204	$3,045	(60)
Selected performance metrics:
Period-end loans held for investment(1)(7)	$98,504	$95,541	$99,390	$109,549	$118,606	3		(17)		$98,504	$118,606	(17)
Average loans held for investment(1)	95,453	97,306	100,996	113,711	112,965	(2)		(16)		101,837	105,270	(3)
Average yield on loans outstanding(8)	14.07%	13.57%	13.52%	14.30%	14.91%	50	bps	(84)	bps	13.88%	15.47%	(159)	bps
Total net revenue margin(9)	16.91	16.22	15.40	14.86	15.70	69		121		15.80	16.10	(30)
Net charge-off rate	2.69	3.64	4.53	4.68	4.32	(95)		(163)		3.93	4.58	(65)
30+ day performing delinquency rate	2.42	2.21	2.74	3.69	3.93	21		(151)		2.42	3.93	(151)
Purchase volume(10)	$107,572	$98,107	$82,860	$92,248	$107,154	10%		—		$380,787	$390,032	(2)%
Refreshed FICO scores:(11)
Greater than 660	69%	69%	67%	65%	67%	—		2%		69%	67%	2
660 or below	31	31	33	35	33	—		(2)		31	33	(2)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2020 Q4 vs.				Year Ended December 31,
	2020	2020	2020	2020	2019	2020		2019				2020 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2020	2019	2019
Consumer Banking
Earnings:
Net interest income	$2,012	$1,904	$1,665	$1,657	$1,662	6%		21%		$7,238	$6,732	8%
Non-interest income	136	107	97	126	152	27		(11)		466	643	(28)
Total net revenue	2,148	2,011	1,762	1,783	1,814	7		18		7,704	7,375	4
Provision (benefit) for credit losses	60	(43)	876	860	335	**		(82)		1,753	938	87
Non-interest expense	1,121	1,011	1,036	991	1,110	11		1		4,159	4,091	2
Income (loss) from continuing operations before income taxes	967	1,043	(150)	(68)	369	(7)		162		1,792	2,346	(24)
Income tax provision (benefit)	230	247	(36)	(16)	86	(7)		167		425	547	(22)
Income (loss) from continuing operations, net of tax	$737	$796	$(114)	$(52)	$283	(7)		160		$1,367	$1,799	(24)
Selected performance metrics:
Period-end loans held for investment	$68,888	$68,688	$66,712	$64,033	$63,065	—		9		$68,888	$63,065	9
Average loans held for investment	68,808	67,822	64,851	63,671	62,596	1		10		66,299	60,708	9
Average yield on loans held for investment(8)	8.28%	8.36%	8.41%	8.46%	8.51%	(8)	bps	(23)	bps	8.37%	8.37%	—
Auto loan originations	$7,371	$8,979	$8,292	$7,640	$7,527	(18)%		(2)%		$32,282	$29,251	10%
Period-end deposits	249,815	249,684	246,804	217,607	213,099	—		17		249,815	213,099	17
Average deposits	249,419	248,418	232,293	215,071	209,783	—		19		236,369	205,012	15
Average deposits interest rate	0.47%	0.66%	0.89%	1.06%	1.20%	(19)	bps	(73)	bps	0.76%	1.24%	(48)	bps
Net charge-off rate	0.53	0.28	1.19	1.54	1.93	25		(140)		0.87	1.56	(69)
30+ day performing delinquency rate	4.62	3.62	3.16	5.12	6.63	100		(201)		4.62	6.63	(201)
30+ day delinquency rate	5.00	3.90	3.48	5.65	7.34	110		(234)		5.00	7.34	(234)
Nonperforming loan rate(3)	0.47	0.38	0.43	0.63	0.81	9		(34)		0.47	0.81	(34)
Nonperforming asset rate(4)	0.54	0.43	0.46	0.71	0.91	11		(37)		0.54	0.91	(37)
Auto—At origination FICO scores:(12)
Greater than 660	46%	46%	46%	47%	48%	—		(2)%		46%	48%	(2)%
621 - 660	20	20	20	20	20	—		—		20	20	—
620 or below	34	34	34	33	32	—		2		34	32	2
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2020 Q4 vs.				Year Ended December 31,
	2020	2020	2020	2020	2019	2020		2019				2020 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2020	2019	2019
Commercial Banking
Earnings:
Net interest income	$522	$517	$518	$491	$494	1%		6%		$2,048	$1,983	3%
Non-interest income	268	237	180	238	223	13		20		923	831	11
Total net revenue(6)	790	754	698	729	717	5		10		2,971	2,814	6
Provision (benefit) for credit losses	(28)	(74)	427	856	62	(62)		**		1,181	306	286
Non-interest expense	445	424	425	412	441	5		1		1,706	1,699	—
Income (loss) from continuing operations before income taxes	373	404	(154)	(539)	214	(8)		74		84	809	(90)
Income tax provision (benefit)	88	95	(36)	(128)	50	(7)		76		19	188	(90)
Income (loss) from continuing operations, net of tax	$285	$309	$(118)	$(411)	$164	(8)		74		$65	$621	(90)
Selected performance metrics:
Period-end loans held for investment	$75,780	$75,894	$77,490	$81,160	$74,508	—		2		$75,780	$74,508	2
Average loans held for investment	75,320	76,322	79,759	76,442	74,189	(1)		2		76,954	72,540	6
Average yield on loans held for investment(6)(8)	2.83%	2.82%	3.00%	3.88%	4.22%	1	bps	(139)	bps	3.13%	4.51%	(138)	bps
Period-end deposits	$39,590	$36,783	$35,669	$32,822	$32,134	8%		23%		$39,590	$32,134	23%
Average deposits	38,676	36,278	34,635	32,238	32,034	7		21		35,468	31,229	14
Average deposits interest rate	0.23%	0.25%	0.30%	0.89%	1.10%	(2)	bps	(87)	bps	0.40%	1.18%	(78)	bps
Net charge-off rate	0.45	0.43	0.51	0.57	0.35	2		10		0.49	0.22	27
Nonperforming loan rate(3)	0.86	1.01	0.85	0.61	0.60	(15)		26		0.86	0.60	26
Nonperforming asset rate(4)	0.86	1.01	0.85	0.61	0.60	(15)		26		0.86	0.60	26
Risk category:(13)
Noncriticized	$67,964	$68,533	$70,881	$77,714	$71,848	(1)%		(5)%		$67,964	$71,848	(5)%
Criticized performing	7,166	6,593	5,949	2,952	2,181	9		**		7,166	2,181	**
Criticized nonperforming	650	768	660	494	448	(15)		45		650	448	45
PCI loans	—	—	—	—	31	—		**		—	31	**
Total commercial banking loans	$75,780	$75,894	$77,490	$81,160	$74,508	—		2		$75,780	$74,508	2
Risk category as a percentage of period-end loans held for investment:(13)
Noncriticized	89.6%	90.3%	91.4%	95.8%	96.5%	(70)	bps	(690)	bps	89.6%	96.5%	(690)	bps
Criticized performing	9.5	8.7	7.7	3.6	2.9	80		660		9.5	2.9	660
Criticized nonperforming	0.9	1.0	0.9	0.6	0.6	(10)		30		0.9	0.6	30
Total commercial banking loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2020 Q4 vs.		Year Ended December 31,
	2020	2020	2020	2020	2019	2020	2019			2020 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2020	2019	2019
Other
Earnings:
Net interest income (loss)	$(74)	$(158)	$(92)	$175	$116	(53)%	**	$(149)	$164	**
Non-interest income (loss)	6	469	(26)	(51)	(44)	(99)	**	398	(109)	**
Total net revenue (loss)(6)	(68)	311	(118)	124	72	**	**	249	55	**
Provision (benefit) for credit losses	1	(2)	(1)	5	—	**	**	3	—	**
Non-interest expense(14)(15)	132	110	340	118	123	20	7%	700	422	66%
Income (loss) from continuing operations before income taxes	(201)	203	(457)	1	(51)	**	**	(454)	(367)	24
Income tax provision (benefit)	(276)	316	(305)	(113)	(78)	**	254	(378)	(353)	7
Income (loss) from continuing operations, net of tax	$75	$(113)	$(152)	$114	$27	**	178	$(76)	$(14)	**
Selected performance metrics:
Period-end deposits	$16,037	$19,258	$21,765	$19,260	$17,464	(17)	(8)	$16,037	$17,464	(8)
Average deposits	16,418	20,820	21,416	17,344	18,223	(21)	(10)	18,998	18,824	1
Total
Earnings:
Net interest income	$5,873	$5,555	$5,460	$6,025	$6,066	6%	(3)%	$22,913	$23,340	(2)%
Non-interest income	1,464	1,826	1,096	1,224	1,361	(20)	8	5,610	5,253	7
Total net revenue	7,337	7,381	6,556	7,249	7,427	(1)	(1)	28,523	28,593	—
Provision for credit losses	264	331	4,246	5,423	1,818	(20)	(85)	10,264	6,236	65
Non-interest expense	4,009	3,548	3,770	3,729	4,161	13	(4)	15,056	15,483	(3)
Income (loss) from continuing operations before income taxes	3,064	3,502	(1,460)	(1,903)	1,448	(13)	112	3,203	6,874	(53)
Income tax provision (benefit)	496	1,096	(543)	(563)	270	(55)	84	486	1,341	(64)
Income (loss) from continuing operations, net of tax	$2,568	$2,406	$(917)	$(1,340)	$1,178	7	118	$2,717	$5,533	(51)
Selected performance metrics:
Period-end loans held for investment	$251,624	$248,223	$251,512	$262,990	$265,809	1	(5)	$251,624	$265,809	(5)
Average loans held for investment	247,689	249,511	253,358	262,889	258,870	(1)	(4)	253,335	247,450	2
Period-end deposits	305,442	305,725	304,238	269,689	262,697	—	16	305,442	262,697	16
Average deposits	304,513	305,516	288,344	264,653	260,040	—	17	290,835	255,065	14

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)Concurrent with our adoption of the CECL standard in the first quarter of 2020, we reclassified our finance charge and fee reserve to our allowance for credit losses, with a corresponding increase to credit card loans held for investment.
(2)Metrics for Q4 2020, Q3 2020, Q2 2020 and Q1 2020 include the impact of COVID-19 customer assistance programs where applicable.
(3)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.
(4)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(5)Represents foreign currency translation adjustments.
(6)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(7)We reclassified $2.1 billion in partnership loans to held for sale as of September 30, 2020.
(8)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing.
(9)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans outstanding during the period.
(10)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(11)Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(12)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(13)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(14)Includes charges incurred as a result of restructuring activities.
(15)Includes net Cybersecurity Incident expenses of $6 million in Q4 2020, $6 million in Q3 2020, $11 million in Q2 2020, $4 million in Q1 2020 and $16 million in Q4 2019, respectively.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Regulatory Capital Metrics
Common equity excluding AOCI	$55,299	$52,839	$50,614	$51,018	$52,001
Adjustments:
AOCI, net of tax(2)	(29)	(122)	(145)	(170)	1,156
Goodwill, net of related deferred tax liabilities	(14,448)	(14,448)	(14,449)	(14,453)	(14,465)
Intangible assets, net of related deferred tax liabilities	(86)	(95)	(135)	(151)	(170)
Other(2)	—	—	—	—	(360)
Common equity Tier 1 capital	$40,736	$38,174	$35,885	$36,244	$38,162
Tier 1 capital	$45,583	$43,505	$41,094	$41,453	$43,015
Total capital(3)	52,783	50,955	48,508	48,775	50,350
Risk-weighted assets	297,483	293,852	290,222	302,871	313,155
Adjusted average assets(4)	406,762	409,602	398,062	377,360	368,511
Capital Ratios
Common equity Tier 1 capital(5)	13.7%	13.0%	12.4%	12.0%	12.2%
Tier 1 capital(6)	15.3	14.8	14.2	13.7	13.7
Total capital(7)	17.7	17.3	16.7	16.1	16.1
Tier 1 leverage(4)	11.2	10.6	10.3	11.0	11.7
Tangible common equity (“TCE”)(8)	10.0	9.4	8.8	9.6	10.2

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2020				2019				Year Ended December 31,
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2020	2019
Adjusted diluted EPS:
Net income (loss) available to common stockholders (GAAP)	$2,462	$2,319	$(1,009)	$(1,420)	$1,041	$1,270	$1,533	$1,348	$2,375	$5,192
Legal reserve activity, including insurance recoveries	(37)	40	265	45	—	—	—	—	313	—
U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”)	—	(36)	—	—	—	212	—	—	(36)	212
Cybersecurity Incident expenses, net of insurance	6	6	11	4	16	22	—	—	27	38
Initial allowance build on acquired Walmart portfolio	—	—	—	—	84	—	—	—	—	84
Walmart launch and related integration expenses	—	—	—	—	48	84	54	25	—	211
Restructuring charges	—	—	—	—	—	—	28	—	—	28
Adjusted net income (loss) available to common stockholders before income tax impacts (non-GAAP)	2,431	2,329	(733)	(1,371)	1,189	1,588	1,615	1,373	2,679	5,765
Income tax impacts	5	(12)	(3)	(12)	(35)	(21)	(19)	(6)	(22)	(81)
Dividends and undistributed earnings allocated to participating securities(9)	—	—	—	—	(1)	(2)	(1)	—	(2)	(3)
Adjusted net income (loss) available to common stockholders (non-GAAP)	$2,436	$2,317	$(736)	$(1,383)	$1,153	$1,565	$1,595	$1,367	$2,655	$5,681

Diluted weighted-average common shares outstanding (in millions) (GAAP)	460.2	458.5	456.7	457.6	463.4	471.8	473.0	471.6	458.9	469.9

Diluted EPS (GAAP)	$5.35	$5.06	$(2.21)	$(3.10)	$2.25	$2.69	$3.24	$2.86	$5.18	$11.05
Impact of adjustments noted above	(0.06)	(0.01)	0.60	0.08	0.24	0.63	0.13	0.04	0.61	1.04
Adjusted diluted EPS	$5.29	$5.05	$(1.61)	$(3.02)	$2.49	$3.32	$3.37	$2.90	$5.79	$12.09

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$4,009	$3,548	$3,770	$3,729	$4,161	$3,872	$3,779	$3,671	$15,056	$15,483
Legal reserve activity, including insurance recoveries	37	(40)	(265)	(45)	—	—	—	—	(313)	—
Cybersecurity Incident expenses, net of insurance	(6)	(6)	(11)	(4)	(16)	(22)	—	—	(27)	(38)
Walmart launch and related integration expenses	—	—	—	—	(48)	(84)	(54)	(25)	—	(211)
U.K. PPI Reserve	—	—	—	—	—	(72)	—	—	—	(72)
Restructuring charges	—	—	—	—	—	—	(27)	—	—	(27)
Adjusted non-interest expense (non-GAAP)	$4,040	$3,502	$3,494	$3,680	$4,097	$3,694	$3,698	$3,646	$14,716	$15,135

Total net revenue (GAAP)	$7,337	$7,381	$6,556	$7,249	$7,427	$6,959	$7,124	$7,083	$28,523	$28,593
U.K. PPI Reserve	—	(36)	—	—	—	140	—	—	(36)	140
Restructuring charges	—	—	—	—	—	—	1	—	—	1
Adjusted net revenue (non-GAAP)	$7,337	$7,345	$6,556	$7,249	$7,427	$7,099	$7,125	$7,083	$28,487	$28,734

Adjusted efficiency ratio	55.06%	47.68%	53.29%	50.77%	55.16%	52.04%	51.90%	51.48%	51.66%	52.67%

	2020				2019				Year Ended December 31,
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2020	2019
Adjusted operating efficiency ratio:
Operating expense (GAAP)	$3,446	$3,265	$3,497	$3,238	$3,451	$3,371	$3,233	$3,154	$13,446	$13,209
Legal reserve activity, including insurance recoveries	37	(40)	(265)	(45)	—	—	—	—	(313)	—
Cybersecurity Incident expenses, net of insurance	(6)	(6)	(11)	(4)	(16)	(22)	—	—	(27)	(38)
Walmart launch and related integration expenses	—	—	—	—	(48)	(84)	(54)	(25)	—	(211)
U.K. PPI Reserve	—	—	—	—	—	(72)	—	—	—	(72)
Restructuring charges	—	—	—	—	—	—	(27)	—	—	(27)
Adjusted operating expense (non-GAAP)	$3,477	$3,219	$3,221	$3,189	$3,387	$3,193	$3,152	$3,129	$13,106	$12,861

Adjusted net revenue (non-GAAP)	$7,337	$7,345	$6,556	$7,249	$7,427	$7,099	$7,125	$7,083	$28,487	$28,734

Adjusted operating efficiency ratio	47.39%	43.83%	49.13%	43.99%	45.60%	44.98%	44.24%	44.18%	46.01%	44.76%

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2020	2020	2020	2020	2019
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Tangible Common Equity (Period-End)
Stockholders’ equity	$60,204	$58,424	$56,045	$56,830	$58,011
Goodwill and intangible assets(10)	(14,809)	(14,825)	(14,869)	(14,888)	(14,932)
Noncumulative perpetual preferred stock	(4,847)	(5,330)	(5,209)	(5,209)	(4,853)
Tangible common equity	$40,548	$38,269	$35,967	$36,733	$38,226
Tangible Common Equity (Average)
Stockholders’ equity	$59,389	$57,223	$57,623	$58,568	$58,148
Goodwill and intangible assets(10)	(14,824)	(14,867)	(14,880)	(14,930)	(14,967)
Noncumulative perpetual preferred stock	(5,168)	(5,228)	(5,209)	(5,382)	(5,506)
Tangible common equity	$39,397	$37,128	$37,534	$38,256	$37,675
Tangible Assets (Period-End)
Total assets	$421,602	$421,883	$421,296	$396,878	$390,365
Goodwill and intangible assets(10)	(14,809)	(14,825)	(14,869)	(14,888)	(14,932)
Tangible assets	$406,793	$407,058	$406,427	$381,990	$375,433
Tangible Assets (Average)
Total assets	$420,011	$422,854	$411,075	$390,380	$383,162
Goodwill and intangible assets(10)	(14,824)	(14,867)	(14,880)	(14,930)	(14,967)
Tangible assets	$405,187	$407,987	$396,195	$375,450	$368,195
__________
(1)Regulatory capital metrics and capital ratios as of December 31, 2020 are preliminary and therefore subject to change.
(2)In the first quarter of 2020, we elected to exclude from our regulatory capital ratios certain components of AOCI as permitted under the Tailoring Rules. As such, we revised our presentation herein to only include those components of AOCI that impact our regulatory capital ratios.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.
(10)Includes impact of related deferred taxes.